DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY [1]
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022		Dec 31, 2023	Dec 31, 2022	2023 vs. 2022
EARNINGS SUMMARY
Interest Income	$4,868	$4,610	$4,290	$4,077	$3,856	$1,012	26%	$17,845	$12,864	$4,981	39%
Interest Expense	1,400	1,288	1,113	945	789	611	77%	4,746	1,865	2,881	154%
Net Interest Income	3,468	3,322	3,177	3,132	3,067	401	13%	13,099	10,999	2,100	19%
Discount/Interchange Revenue	1,158	1,164	1,158	1,046	1,154	4	—%	4,526	4,366	160	4%
Rewards Cost	788	787	788	716	797	(9)	(1%)	3,079	2,986	93	3%
Discount and Interchange Revenue, net	370	377	370	330	357	13	4%	1,447	1,380	67	5%
Protection Products Revenue	43	42	44	43	44	(1)	(2%)	172	172	—	—%
Loan Fee Income	217	194	186	166	182	35	19%	763	632	131	21%
Transaction Processing Revenue	82	82	72	67	66	16	24%	303	249	54	22%
Gains (Losses) on Equity Investments	2	6	1	(18)	(6)	8	133%	(9)	(214)	205	NM
Other Income	14	21	28	22	11	3	27%	85	75	10	13%
Total Non-Interest Income	728	722	701	610	654	74	11%	2,761	2,294	467	20%

Revenue Net of Interest Expense	4,196	4,044	3,878	3,742	3,721	475	13%	15,860	13,293	2,567	19%

Provision for Credit Losses	1,909	1,702	1,305	1,102	883	1,026	116%	6,018	2,359	3,659	155%

Employee Compensation and Benefits	646	575	588	625	573	73	13%	2,434	2,139	295	14%
Marketing and Business Development	372	283	268	241	313	59	19%	1,164	1,035	129	12%
Information Processing & Communications	170	149	150	139	143	27	19%	608	513	95	19%
Professional Fees	312	281	216	232	264	48	18%	1,041	871	170	20%
Premises and Equipment	25	22	20	22	48	(23)	(48%)	89	118	(29)	(25%)
Other Expense	250	144	162	124	154	96	62%	680	540	140	26%
Total Operating Expense	1,775	1,454	1,404	1,383	1,495	280	19%	6,016	5,216	800	15%

Income/ (Loss) Before Income Taxes	512	888	1,169	1,257	1,343	(831)	(62%)	3,826	5,718	(1,892)	(33%)
Tax Expense	124	205	268	289	318	(194)	(61%)	886	1,344	(458)	(34%)
Net Income/ (Loss)	$388	$683	$901	$968	$1,025	($637)	(62%)	$2,940	$4,374	($1,434)	(33%)
Net Income/ (Loss) Allocated to Common Stockholders	$386	$647	$895	$931	$1,019	($633)	(62%)	$2,859	$4,286	($1,427)	(33%)

Effective Tax Rate	24.0%	23.1%	23.0%	23.0%	23.7%			23.1%	23.5%

Net Interest Margin	10.98%	10.95%	11.06%	11.34%	11.27%	(29)	bps	11.07%	11.04%	3	bps
Operating Efficiency	42.3%	36.0%	36.2%	36.9%	40.2%	210	bps	37.9%	39.2%	(130)	bps
ROE	11%	19%	26%	27%	28%			21%	32%
ROCE	11%	20%	28%	28%	30%			22%	33%
Capital Returned to Common Stockholders	$144	$169	$864	$1,365	$743	($599)	(81%)	$2,541	$2,902	($361)	(12%)
Payout Ratio	37%	26%	97%	147%	73%			89%	68%

Ending Common Shares Outstanding	250	250	250	257	267	(17)	(6%)	250	267	(17)	(6%)
Weighted Average Common Shares Outstanding	250	250	253	262	272	(22)	(8%)	254	277	(23)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	250	250	253	262	273	(23)	(8%)	254	278	(24)	(9%)

PER SHARE STATISTICS
Basic EPS	$1.54	$2.59	$3.54	$3.55	$3.74	($2.20)	(59%)	$11.27	$15.45	($4.18)	(27%)
Diluted EPS	$1.54	$2.59	$3.54	$3.55	$3.74	($2.20)	(59%)	$11.26	$15.44	($4.18)	(27%)
Common Dividends Declared Per Share	$0.70	$0.70	$0.70	$0.60	$0.60	$0.10	17%	$2.70	$2.30	$0.40	17%
Common Stock Price (period end)	$112.40	$86.63	$116.85	$98.84	$97.83	$14.57	15%	$112.40	$97.83	$14.57	15%
Book Value per share	$59.29	$56.93	$55.44	$54.79	$53.65	$5.64	11%	$59.29	$53.65	$5.64	11%
[1] The comparative prior quarters ended March 31, 2023, December 31, 2022 and the twelve months ended December 31, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY [1]
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$25,383	$22,569	$22,110	$22,411	$21,105	$4,278	20%
Total Loan Receivables	128,409	122,676	117,906	112,674	112,120	16,289	15%
Allowance for Credit Losses	(9,283)	(8,665)	(8,064)	(7,691)	(7,374)	(1,909)	(26%)
Net Loan Receivables	119,126	114,011	109,842	104,983	104,746	14,380	14%
Premises and Equipment, net	1,091	1,084	1,053	1,031	1,003	88	9%
Goodwill and Intangible Assets, net	255	255	255	255	255	—	—%
Other Assets	5,667	5,513	4,822	4,461	4,597	1,070	23%
Total Assets	$151,522	$143,432	$138,082	$133,141	$131,706	$19,816	15%

Liabilities & Stockholders' Equity
Certificates of Deposits [2]	24,151	21,755	21,020	18,965	16,124	8,027	50%
Savings, Money Market, and Other Deposits [2,3]	59,882	59,501	56,326	56,389	54,397	5,485	10%
Total Direct to Consumer Deposits [2,3]	$84,033	$81,256	$77,346	$75,354	$70,521	$13,512	19%
Brokered Deposits and Other Deposits	24,898	22,763	21,641	20,386	21,115	3,783	18%
Deposits	108,931	104,019	98,987	95,740	91,636	17,295	19%
Securitized Borrowings [4]	11,743	10,889	11,216	9,095	10,259	1,484	14%
Other Borrowings [4]	9,588	8,578	9,060	9,068	9,849	(261)	(3%)
Borrowings	21,331	19,467	20,276	18,163	20,108	1,223	6%
Accrued Expenses and Other Liabilities	6,432	5,710	4,963	5,178	5,618	814	14%
Total Liabilities	136,694	129,196	124,226	119,081	117,362	19,332	16%
Total Equity	14,828	14,236	13,856	14,060	14,344	484	3%
Total Liabilities and Stockholders' Equity	$151,522	$143,432	$138,082	$133,141	$131,706	$19,816	15%

LIQUIDITY
Liquidity Portfolio	$23,254	$21,186	$20,895	$21,450	$19,798	$3,456	17%
Private Asset-backed Securitizations	2,750	3,500	3,500	3,500	3,500	(750)	(21%)
Federal Home Loan Bank Borrowing Capacity	2,551	2,202	2,372	2,056	1,712	839	49%
Federal Reserve Discount Window [5]	41,199	48,658	45,936	43,780	42,268	(1,069)	(3%)
Undrawn Credit Facilities [5]	46,500	54,360	51,808	49,336	47,480	(980)	(2%)
Total Liquidity	$69,754	$75,546	$72,703	$70,786	$67,278	$2,476	4%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022 and the twelve months ended December 31, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Includes Affinity relationships

[3] Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[4] Includes short-term and long-term borrowings

[5] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS [1]
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022
BALANCE SHEET STATISTICS
Total Common Equity	$13,772	$13,180	$12,800	$13,004	$13,288	$484	4%
Total Common Equity/Total Assets	9.1%	9.2%	9.3%	9.8%	10.1%
Total Common Equity/Net Loans	11.6%	11.6%	11.7%	12.4%	12.7%

Tangible Assets	$151,267	$143,177	$137,827	$132,886	$131,451	$19,816	15%
Tangible Common Equity [2]	$13,517	$12,925	$12,545	$12,749	$13,033	$484	4%
Tangible Common Equity/Tangible Assets [2]	8.9%	9.0%	9.1%	9.6%	9.9%
Tangible Common Equity/Net Loans [2]	11.3%	11.3%	11.4%	12.1%	12.4%
Tangible Common Equity per share [2]	$54.04	$51.69	$50.19	$49.68	$48.74	$5.30	11%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [3]	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
Total Risk Based Capital Ratio	13.7%	14.1%	14.3%	14.7%	15.8%
Tier 1 Risk Based Capital Ratio	12.1%	12.5%	12.5%	13.0%	14.0%
Tier 1 Leverage Ratio	10.7%	11.0%	11.1%	11.4%	12.5%
Common Equity Tier 1 Capital Ratio	11.3%	11.6%	11.7%	12.1%	13.1%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022 and the twelve months ended December 31, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[3] Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022
AVERAGE BALANCES
Assets
Cash and Investment Securities	$22,448	$21,210	$21,251	$19,579	$19,529	$2,919	15%
Restricted Cash	104	238	75	588	393	(289)	(74%)
Credit Card Loans	99,610	95,796	91,825	89,460	86,396	13,214	15%
Private Student Loans	10,369	10,274	10,343	10,546	10,284	85	1%
Personal Loans	9,754	9,368	8,744	8,155	7,871	1,883	24%
Other Loans	5,654	4,942	4,347	3,888	3,485	2,169	62%
Total Loans	125,387	120,380	115,259	112,049	108,036	17,351	16%
Total Interest Earning Assets	147,939	141,828	136,585	132,216	127,958	19,981	16%
Allowance for Credit Losses	(8,668)	(8,063)	(7,691)	(7,307)	(7,059)	(1,609)	(23%)
Other Assets	7,462	7,116	6,668	6,494	6,235	1,227	20%
Total Assets	$146,733	$140,881	$135,562	$131,403	$127,134	$19,599	15%

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [1]	$987	$961	$985	$1,023	$1,062	($75)	(7%)
Certificates of Deposits [1]	22,496	21,473	20,159	17,565	15,189	7,307	48%
Savings, Money Market, and Other Deposits [1]	58,766	56,797	54,776	54,386	51,703	7,063	14%
Interest-bearing Direct to Consumer Deposits [1]	$81,262	$78,270	$74,935	$71,951	$66,892	$14,370	21%
Brokered Deposits and Other Deposits	23,271	21,336	20,457	19,267	19,165	4,106	21%
Total Interest-bearing Deposits	104,533	99,606	95,392	91,218	86,057	18,476	21%
Securitized Borrowings [2]	11,045	11,161	10,214	9,667	9,954	1,091	11%
Other Borrowings [2]	9,228	8,873	9,070	9,372	9,636	(408)	(4%)
Total Interest-bearing Liabilities	124,806	119,640	114,676	110,257	105,647	19,159	18%
Other Liabilities & Stockholders' Equity	20,940	20,280	19,901	20,123	20,425	515	3%
Total Liabilities and Stockholders' Equity	$146,733	$140,881	$135,562	$131,403	$127,134	$19,599	15%

AVERAGE YIELD
Assets
Cash and Investment Securities	4.36%	4.19%	4.08%	3.89%	3.45%	91	bps
Restricted Cash	16.71%	10.65%	10.27%	4.05%	2.73%	1,398	bps
Credit Card Loans	15.63%	15.43%	15.14%	15.06%	14.50%	113	bps
Private Student Loans	10.16%	10.11%	9.87%	9.68%	9.02%	114	bps
Personal Loans	13.20%	12.94%	12.72%	12.35%	12.04%	116	bps
Other Loans	7.14%	6.95%	6.81%	6.64%	6.16%	98	bps
Total Loans	14.61%	14.44%	14.17%	14.06%	13.53%	108	bps
Total Interest Earning Assets	13.05%	12.90%	12.60%	12.51%	11.96%	109	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	4.24%	3.84%	3.35%	2.65%	1.83%	241	bps
Savings, Money Market, and Other Deposits [1]	4.39%	4.30%	3.84%	3.41%	2.76%	163	bps
Interest-bearing Direct to Consumer Deposits [1]	4.35%	4.18%	3.71%	3.23%	2.55%	180	bps
Brokered Deposits and Other Deposits	4.64%	4.43%	4.15%	3.87%	3.50%	114	bps
Total Interest-bearing Deposits	4.41%	4.23%	3.80%	3.36%	2.76%	165	bps
Securitized Borrowings [2]	4.68%	4.60%	4.24%	3.67%	3.33%	135	bps
Other Borrowings [2]	4.55%	4.32%	4.43%	4.40%	4.37%	18	bps
Total Interest-bearing Liabilities	4.45%	4.27%	3.89%	3.48%	2.96%	149	bps
Net Interest Margin	10.98%	10.95%	11.06%	11.34%	11.27%	(29)	bps
Net Yield on Interest-earning Assets	9.30%	9.29%	9.33%	9.61%	9.51%	(21)	bps
[1] Includes Affinity relationships
[2] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022		Dec 31, 2023	Dec 31, 2022	2023 vs. 2022
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$128,409	$122,676	$117,906	$112,674	$112,120	$16,289	15%	$128,409	$112,120	$16,289	15%
Average Loans [1]	$125,387	$120,380	$115,259	$112,049	$108,036	$17,351	16%	$118,311	$99,673	$18,638	19%

Interest Yield	14.61%	14.44%	14.17%	14.06%	13.53%	108	bps	14.33%	12.54%	179	bps
Gross Principal Charge-off Rate	4.82%	4.24%	4.01%	3.50%	2.87%	195	bps	4.17%	2.71%	146	bps
Net Principal Charge-off Rate	4.11%	3.52%	3.22%	2.72%	2.13%	198	bps	3.42%	1.82%	160	bps
Delinquency Rate (30 or more days)	3.45%	3.06%	2.57%	2.48%	2.30%	115	bps	3.45%	2.30%	115	bps
Delinquency Rate (90 or more days)	1.59%	1.34%	1.16%	1.14%	0.98%	61	bps	1.59%	0.98%	61	bps
Gross Principal Charge-off Dollars	$1,521	$1,287	$1,153	$966	$781	$740	95%	$4,927	$2,702	$2,225	82%
Net Principal Charge-off Dollars	$1,298	$1,070	$924	$750	$581	$717	123%	$4,042	$1,817	$2,225	122%
Net Interest and Fee Charge-off Dollars	$279	$223	$202	$169	$126	$153	121%	$873	$403	$470	117%
Loans Delinquent 30 or more days	$4,427	$3,756	$3,027	$2,791	$2,578	$1,849	72%	$4,427	$2,578	$1,849	72%
Loans Delinquent 90 or more days	$2,045	$1,637	$1,361	$1,290	$1,101	$944	86%	$2,045	$1,101	$944	86%

Allowance for Credit Losses (period end)	$9,283	$8,665	$8,064	$7,691	$7,374	$1,909	26%	$9,283	$7,374	$1,909	26%
Reserve Change Build/ (Release) [2]	$618	$601	$373	$385	$313	$305		$1,977	$552	$1,425
Reserve Rate	7.23%	7.06%	6.84%	6.83%	6.58%	65	bps	7.23%	6.58%	65	bps

CREDIT CARD LOANS
Ending Loans	$102,259	$97,389	$93,955	$89,755	$90,113	$12,146	13%	$102,259	$90,113	$12,146	13%
Average Loans	$99,610	$95,796	$91,825	$89,460	$86,396	$13,214	15%	$94,205	$79,243	$14,962	19%

Interest Yield	15.63%	15.43%	15.14%	15.06%	14.50%	113	bps	15.33%	13.42%	191	bps
Gross Principal Charge-off Rate	5.50%	4.85%	4.59%	3.99%	3.20%	230	bps	4.76%	3.05%	171	bps
Net Principal Charge-off Rate	4.68%	4.03%	3.68%	3.10%	2.37%	231	bps	3.90%	2.05%	185	bps
Delinquency Rate (30 or more days)	3.87%	3.41%	2.86%	2.76%	2.53%	134	bps	3.87%	2.53%	134	bps
Delinquency Rate (90 or more days)	1.87%	1.57%	1.35%	1.34%	1.14%	73	bps	1.87%	1.14%	73	bps
Gross Principal Charge-off Dollars	$1,380	$1,171	$1,051	$879	$697	$683	98%	$4,481	$2,417	$2,064	85%
Net Principal Charge-off Dollars	$1,175	$973	$842	$684	$516	$659	128%	$3,674	$1,623	$2,051	126%
Loans Delinquent 30 or more days	$3,955	$3,324	$2,689	$2,477	$2,278	$1,677	74%	$3,955	$2,278	$1,677	74%
Loans Delinquent 90 or more days	$1,917	$1,527	$1,269	$1,204	$1,028	$889	86%	$1,917	$1,028	$889	86%

Allowance for Credit Losses (period end)	$7,619	$7,070	$6,525	$6,135	$5,883	$1,736	30%	$7,619	$5,883	$1,736	30%
Reserve Change Build/ (Release) [2]	$549	$545	$390	$318	$322	$227		$1,802	$610	$1,192
Reserve Rate	7.45%	7.26%	6.94%	6.84%	6.53%	92	bps	7.45%	6.53%	92	bps
Total Discover Card Volume	$60,917	$58,965	$58,774	$54,129	$59,153	$1,764	3%	$232,785	$224,477	$8,308	4%
Discover Card Sales Volume	$57,145	$54,952	$55,229	$50,588	$55,663	$1,482	3%	$217,914	$210,645	$7,269	3%
Rewards Rate	1.37%	1.42%	1.42%	1.41%	1.42%	(5)	bps	1.40%	1.41%	(1)	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022		Dec 31, 2023	Dec 31, 2022	2023 vs. 2022
PRIVATE STUDENT LOANS
Organic Student Loans	$9,894	$9,963	$9,723	$9,927	$9,718	$176	2%	$9,894	$9,718	$176	2%
Purchased Student Loans	458	485	518	553	590	(132)	(22%)	458	590	(132)	(22%)
Total Private Student Loans	$10,352	$10,448	$10,241	$10,480	$10,308	$44	—%	$10,352	$10,308	$44	—%

Interest Yield	10.16%	10.11%	9.87%	9.68%	9.02%	114	bps	9.95%	8.11%	184	bps
Net Principal Charge-off Rate	1.52%	1.32%	1.25%	1.04%	1.33%	19	bps	1.29%	1.00%	29	bps
Delinquency Rate (30 or more days)	2.62%	2.62%	2.13%	2.02%	2.05%	57	bps	2.62%	2.05%	57	bps

Reserve Rate	8.29%	8.29%	8.29%	8.32%	8.14%	15	bps	8.29%	8.14%	15	bps

PERSONAL LOANS
Ending Loans	$9,852	$9,559	$9,106	$8,374	$7,998	$1,854	23%	$9,852	$7,998	$1,854	23%

Interest Yield	13.20%	12.94%	12.72%	12.35%	12.04%	116	bps	12.83%	11.95%	88	bps
Net Principal Charge-off Rate	3.39%	2.63%	2.28%	1.94%	1.49%	190	bps	2.60%	1.25%	135	bps
Delinquency Rate (30 or more days)	1.45%	1.24%	1.00%	0.91%	0.80%	65	bps	1.45%	0.80%	65	bps

Reserve Rate	7.33%	6.83%	6.83%	7.43%	7.44%	(11)	bps	7.33%	7.44%	(11)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS [1]
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Dec 31, 2023 vs. Dec 31, 2022		Dec 31, 2023	Dec 31, 2022	2023 vs. 2022
DIGITAL BANKING
Interest Income	$4,868	$4,610	$4,290	$4,077	$3,856	$1,012	26%	$17,845	$12,864	$4,981	39%
Interest Expense	1,400	1,288	1,113	945	789	611	77%	4,746	1,865	2,881	154%
Net Interest Income	3,468	3,322	3,177	3,132	3,067	401	13%	13,099	10,999	2,100	19%
Non-Interest Income	611	592	586	522	567	44	8%	2,311	2,118	193	9%
Revenue Net of Interest Expense	4,079	3,914	3,763	3,654	3,634	445	12%	15,410	13,117	2,293	17%
Provision for Credit Losses	1,909	1,702	1,305	1,102	883	1,026	116%	6,018	2,359	3,659	155%
Total Operating Expense	1,712	1,409	1,359	1,342	1,445	267	18%	5,822	5,049	773	15%
Income/ (Loss) Before Income Taxes	$458	$803	$1,099	$1,210	$1,306	($848)	(65%)	$3,570	$5,709	($2,139)	(37%)

Net Interest Margin	10.98%	10.95%	11.06%	11.34%	11.27%	(29)	bps	11.07%	11.04%	3	bps
Pretax Return on Loan Receivables	1.45%	2.65%	3.82%	4.38%	4.80%	(335)	bps	3.02%	5.73%	(271)	bps

Allowance for Credit Losses (period end)	$9,283	$8,665	$8,064	$7,691	$7,374	$1,909	26%	$9,283	$7,374	$1,909	26%
Reserve Change Build/ (Release)	$618	$601	$373	$385	$313	$305		$1,977	$552	$1,425

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income (Loss)	117	130	115	88	87	30	34%	450	176	274	156%
Revenue Net of Interest Expense	117	130	115	88	87	30	34%	450	176	274	156%
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	63	45	45	41	50	13	26%	194	167	27	16%
Income/ (Loss) Before Income Taxes	$54	$85	$70	$47	$37	$17	NM	$256	$9	$247	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	974	964	940	850	946	28	3%	3,728	3,617	111	3%
PULSE Network	2,308	2,011	1,761	1,625	1,666	642	39%	7,705	6,200	1,505	24%
Total	3,282	2,975	2,701	2,475	2,612	670	26%	11,433	9,817	1,616	16%

NETWORK VOLUME
PULSE Network	$79,194	$72,146	$69,008	$65,268	$66,807	$12,387	19%	$285,616	$253,072	$32,544	13%
Network Partners	8,736	9,899	10,408	10,628	10,433	(1,697)	(16%)	39,671	44,542	(4,871)	(11%)
Diners Club International [2]	10,468	9,723	9,897	9,211	9,155	1,313	14%	39,299	33,505	5,794	17%
Total Payment Services	98,398	91,768	89,313	85,107	86,395	12,003	14%	364,586	331,119	33,467	10%
Discover Network - Proprietary	58,419	57,228	57,099	51,826	58,138	281	—%	224,572	218,738	5,834	3%
Total	$156,817	$148,996	$146,412	$136,933	$144,533	$12,284	8%	$589,158	$549,857	$39,301	7%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022 and the twelve months ended December 31, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Common Equity represents net income available for common stockholders (annualized) divided by average total common equity for the reporting period

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA [1]
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
GAAP Total Common Equity	$13,772	$13,180	$12,800	$13,004	$13,288
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	—
Tangible Common Equity [2]	$13,517	$12,925	$12,545	$12,749	$13,033

GAAP Book Value Per Share	$59.29	$56.93	$55.44	$54.79	$53.65
Less: Goodwill	(1.03)	(1.02)	(1.03)	(1.00)	(0.96)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(4.22)	(4.22)	(4.22)	(4.11)	(3.95)
Tangible Common Equity Per Share	$54.04	$51.69	$50.19	$49.68	$48.74

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022 and the twelve months ended December 31, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

Beginning around mid-2007, Discover incorrectly classified certain credit card accounts into its highest merchant and merchant acquirer pricing tier. The Company determined the revenue impact of the incorrect card product classification was immaterial to the consolidated financial statements for the prior periods presented in this disclosure. For comparative purposes, the Company has made these immaterial corrections to the consolidated financial statements in the prior periods presented.

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Previously Reported			Restatement Impacts						As Restated
	Quarter Ended		Twelve Months Ended	Quarter Ended				Twelve Months Ended		Quarter Ended		Twelve Months Ended
	Mar 31, 2023	Dec 31, 2022	Dec 31, 2022	Mar 31, 2023		Dec 31, 2022		Dec 31, 2022		Mar 31, 2023	Dec 31, 2022	Dec 31, 2022
EARNINGS SUMMARY
Discount/Interchange Revenue	$1,057	$1,165	$4,410	($11)		($11)		($44)		$1,046	$1,154	$4,366
Discount and Interchange Revenue, net	341	368	1,424	(11)		(11)		(44)		330	357	1,380
Total Non-Interest Income	621	665	2,338	(11)		(11)		(44)		610	654	2,294
Revenue Net of Interest Expense	$3,753	$3,732	$13,337	($11)		($11)		($44)		$3,742	$3,721	$13,293

Other Expense	$124	$154	$560	$—		$—		($20)		$124	$154	$540
Total Operating Expense	$1,383	$1,495	$5,236	$—		$—		($20)		$1,383	$1,495	$5,216

Income/ (Loss) Before Income Taxes	$1,268	$1,354	$5,742	($11)		($11)		($24)		$1,257	$1,343	$5,718
Tax Expense	292	321	1,350	(3)		(3)		(6)		289	318	1,344
Net Income/ (Loss)	$976	$1,033	$4,392	($8)		($8)		($18)		$968	$1,025	$4,374

Net Income/ (Loss) Allocated to Common Stockholders	$939	$1,027	$4,304	($8)		($8)		($18)		$931	$1,019	$4,286

Operating Efficiency	36.8%	40.0%	39.3%	10	bps	20	bps	(10)	bps	36.9%	40.2%	39.2%
ROE	27%	28%	31%	—	bps	—	bps	100	bps	27%	28%	32%
Payout Ratio	145%	72%	67%	200	bps	100	bps	100	bps	147%	73%	68%

PER SHARE STATISTICS
Basic EPS	$3.58	$3.77	$15.52	($0.03)		($0.03)		($0.07)		$3.55	$3.74	$15.45
Diluted EPS	$3.58	$3.77	$15.50	($0.03)		($0.03)		($0.06)		$3.55	$3.74	$15.44
Book Value per share	$55.79	$54.57	$54.57	($1.00)		($0.92)		($0.92)		$54.79	$53.65	$53.65

SEGMENT RESULTS
Digital Banking
Non-Interest Income	$533	$578	$2,162	($11)		($11)		($44)		$522	$567	$2,118
Revenue Net of Interest Expense	$3,665	$3,645	$13,161	($11)		($11)		($44)		$3,654	$3,634	$13,117

Total Operating Expense	$1,342	$1,445	$5,069	$—		$—		($20)		$1,342	$1,445	$5,049
Income/ (Loss) Before Income Taxes	$1,221	$1,317	$5,733	($11)		($11)		($24)		$1,210	$1,306	$5,709
Pretax Return on Loan Receivables	4.42%	4.84%	5.75%	(4)	bps	(4)	bps	(2)	bps	4.38%	4.80%	5.73%

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Previously Reported		Restatement Impacts				As Restated
	Quarter Ended		Quarter Ended				Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2023		Dec 31, 2022		Mar 31, 2023	Dec 31, 2022
BALANCE SHEET SUMMARY
Assets
Other Assets	$4,381	$4,519	$80		$78		$4,461	$4,597
Total Assets	$133,061	$131,628	$80		$78		$133,141	$131,706

Liabilities & Stockholders' Equity
Accrued Expenses and Other Liabilities	$4,843	$5,294	$335		$324		$5,178	$5,618
Total Liabilities	118,746	117,038	335		324		119,081	117,362
Total Equity	14,315	14,590	(255)		(246)		14,060	14,344
Total Liabilities and Stockholders' Equity	$133,061	$131,628	$80		$78		$133,141	$131,706

BALANCE SHEET STATISTICS
Total Common Equity	$13,259	$13,534	($255)		($246)		$13,004	$13,288
Total Common Equity/Total Assets	10.0%	10.3%	(20)	bps	(20)	bps	9.8%	10.1%
Total Common Equity/Net Loans	12.6%	12.9%	(20)	bps	(20)	bps	12.4%	12.7%

Tangible Assets	$132,806	$131,373	$80		$78		$132,886	$131,451
Tangible Common Equity	$13,004	$13,279	($255)		($246)		$12,749	$13,033
Tangible Common Equity/Tangible Assets	9.8%	10.1%	(20)	bps	(20)	bps	9.6%	9.9%
Tangible Common Equity/Net Loans	12.4%	12.7%	(30)	bps	(30)	bps	12.1%	12.4%
Tangible Common Equity per share	$50.68	$49.66	($1)		($0.92)		$49.68	$48.74

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	14.9%	16.0%	(20)	bps	(20)	bps	14.7%	15.8%
Tier 1 Risk Based Capital Ratio	13.2%	14.3%	(20)	bps	(30)	bps	13.0%	14.0%
Tier 1 Leverage Ratio	11.6%	12.7%	(20)	bps	(20)	bps	11.4%	12.5%
Common Equity Tier 1 Capital Ratio	12.3%	13.3%	(20)	bps	(20)	bps	12.1%	13.1%